UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 26, 2022  (July 26, 2022)

Riot Blockchain, Inc.
(Exact name of registrant as specified in its charter)

Nevada	001-33675	84-1553387
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3855 Ambrosia Street, Suite 301
Castle Rock, CO 80109
(Address of principal executive offices)

(303) 794-2000
(Registrant’s telephone number, including area code)

(Former name, former address, and former fiscal year, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, no par value per share	RIOT	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 – Other Events.

On July 26, 2022 Riot Blockchain, Inc. (“Riot,” “us,” “we,” “our,” or the “Company”) disclosed through its filing of additional proxy materials (DEFA14A) that the Board of Directors (the “Board”) of the Company determined to, in connection with the Company’s Annual General Meeting of Stockholders (the “AGM”), withdraw Proposal No. 4 from consideration by the Company’s stockholders. As set forth in the Proxy Statement filed with the U.S. Securities and Exchange Commission on June 17, 2022, Proposal No. 4 requested approval to amend the Company’s current Articles of Incorporation to increase the number of shares of common stock authorized for issuance from 170,000,000 shares to 340,000,000 shares. As such, any votes cast in connection with Proposal No. 4 shall be disregarded. Your vote will be voted as you instructed on your proxy card as to the remainder of the proposals, Proposal No. 1 (Election of Directors), Proposal No. 2 (Ratification of Independent Auditor), Proposal No. 3 (Say-on-Pay), and Proposal No. 5 (Amendment to the Employee Incentive Plan). If you have already returned your proxy card and would like to change your vote on Proposals 1, 2, 3 or 5, you may revoke or change your vote at any time before the final vote on the matter is taken at the AGM by submitting a notice of revocation to the Company, or by timely delivery of a valid, later-dated, duly executed proxy card. You may also revoke or change your vote by attending the AGM and voting online. If your shares are held by a bank, broker, or other nominee, you must contact the bank, broker, or nominee and follow their instructions for revoking or changing your vote.

The Board reserves the right to revisit the possibility of increasing the number of shares of common stock authorized for issuance or any alternative proposal at any point in the future on such terms as may be determined at that time to be in the best interest of the Company and its stockholders.

S I G N A T U R E

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RIOT BLOCKCHAIN, INC.

By:	/s/ Jeffrey McGonegal
Name: Jeffrey McGonegal
Title: Chief Financial Officer

Date: July 26, 2022